                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               January 12, 1998
                                                               ----------------

                                FIRST USA BANK
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



          Delaware                     33-99362                76-0039224
        -----------                   ----------              -------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation or                                   Identification Number)
       organization)


201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                302/594-4117
----------------------------------------------------
Registrant's telephone number, including area code


                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

       Pursuant to the terms of the related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of December 1 through December 31, 1997 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.


             Original Principal  Original Principal     Pooling and
                  Amount             Amount         Servicing Supplement Interest    Interest     Principal
   Series       (Class A)          (Class B)                Date           Type       Payment      Payment
---------------------------------------------------------------------------------------------------------------
1993-1              500,000,000              --     May 1, 1993          Floating       yes          yes
1993-3              750,000,000              --     October 1, 1993      Floating       yes           no
1994-4              726,450,000      56,550,000     June 1, 1994         Floating       yes           no
1994-6              750,000,000      58,380,000     July 30, 1994        Floating       yes           no
1994-7              750,000,000      58,735,000     November 8, 1994     Floating       yes           no
1994-8              500,000,000      39,157,000     November 8, 1994     Floating        *            no
1995-1            1,000,000,000      39,157,000     March 1, 1995        Floating       yes           no
1995-2              660,000,000      78,300,000     March 1, 1995        Floating       yes           no
1995-3              830,000,000      51,700,000     May 16, 1995         Floating       yes           no
1995-4              750,000,000      65,000,000     September 14, 1995   Floating       yes           no
1995-5              500,000,000      67,770,000     September 14, 1995   Floating       yes           no
1995-6            1,245,000,000      45,180,000     December 7, 1995     Floating       yes           no
1996-1              750,000,000     112,500,000     March 6, 1996        Floating       yes           no
1996-2              600,000,000      67,770,000     June 4, 1996         Floating       yes           no
1996-4              500,000,000      54,300,000     August 6, 1996       Floating       yes           no
1996-6              862,650,000      45,180,000     November 13, 1996    Floating       yes           no
1996-8              400,000,000      78,000,000     December 11, 1996    Floating       yes           no
1997-1              750,000,000      36,200,000     February 4, 1997     Floating       yes           no
1997-2              500,000,000      67,770,000     May 8, 1997          Floating       yes           no
1997-3              500,000,000      45,180,000     June 10, 1997        Floating       yes           no
1997-4              500,000,000      45,180,000     June 10, 1997        Floating       yes           no
1997-5              650,000,000      58,735,000     August 7, 1997       Floating       yes           no
1997-6            1,300,000,000     114,470,000     September 9, 1997      Fixed        yes           no
1997-7              500,000,000      45,180,000     September 9, 1997    Floating       yes           no
1997-8              780,000,000      70,482,000     September 23, 1997   Floating       yes           no
1997-9              500,000,000      45,180,000     October 9, 1997      Floating       yes           no
1997-10             700,000,000      63,253,000     December 23, 1997    Floating       yes           no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments on the February, May, August, and November Payment Dates

       The 1993-1 Certificates, 1993-3 Certificates, 1994-4 Certificates, 1994-6 Certificates, 1994-7 Certificates, 1994-8 Certificates, 1995-1 Certificates, 1995-2 Certificates, 1995-3 Certificates, 1995-4 Certificates, 1995-5 Certificates, 1995-6 Certificates, 1996-1 Certificates, 1996-2 Certificates, 1996-4 Certificates, and 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, and 1997-10 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.01, 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13,
99.14, 99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24,
99.25, 99.26 and 99.27 to this report.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-1 Certificates.

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1993-3 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-7 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-1 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-3 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-4 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-5 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-6 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-1 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-10 Certificates.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK
                                            As Servicer



                                            By: /s/ Tracie H. Klein
                                               ------------------------------
                                                    Tracie H. Klein
                                                    Vice President


Date:  January 26, 1998
       ----------------